UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2024

SCIENTIFIC ENERGY, INC.

(Exact name of registrant as specified in its charter)

Utah	000-50559	87-0680657
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room M, 21F, Tong Nam A Commercial Centre, 180 Alameda Dr. Carlos Dassumpcao, Macau

(Address of principal executive offices)

(852) 2530 - 2089

(Telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 13, 2024, Scientific Energy, Inc., a Utah corporation (the “Company”) entered into a Stock Purchase Agreement (the “Agreement”) with Faithful Securities Limited (the “Investor”). Pursuant to the Agreement the Company agreed to issue, in a private placement, 480,000 shares of the Company's restricted common stock, par value $0.01 per share, to Investor, at a purchase price of $0.50 per share, for an aggregate of purchase price of $240,000.  The investor is not a "U.S. Person" as that term is defined in Regulation S promulgated under the Securities Act of 1933.

A copy of the Stock Purchase Agreement is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information contained in Item 1.01 above with respect to the offering of the shares is incorporated by this reference into this Item 3.02. The Shares were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act and Rule 506 promulgated thereunder. The Agreement executed in connection therewith contain representations to support the Company’s reasonable belief that, among other things, the Investor had access to information concerning its operations and financial condition, that the Investor acquired the Shares for its own account and not with a view to the distribution thereof, and that the Investor is an “accredited investor” as such term is defined in Regulation D promulgated under the Securities Act. The Shares described in Item 1.01 above are deemed to be restricted securities for purposes of the Securities Act and the certificates representing the Shares shall bear legends to that effect. Accordingly, the Shares sold in the offering may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1	Form of Stock Purchase Agreement dated March 13, 2024, by and between the Company and Purchaser therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC ENERGY, INC.

By:  /s/ Stanley Chan

Stanley Chan

Chief Executive Officer

March 15, 2024